UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 4, 2005 (February 4, 2005)

Anthracite Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-397-8906

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 409-3333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Anthracite Capital, Inc. (NYSE: AHR) today issued a press release announcing the rescheduling of its earnings release for the fourth quarter ended December 31, 2004 scheduled for today, Friday, February 4, 2005. The press release is included in this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Anthracite Capital, Inc., dated February 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

:	By:	/s/ Robert L. Friedberg

Name:	Robert L. Friedberg
Title:	Vice President and Secretary

Dated: February 4, 2005

EXHIBIT INDEX

Exhibit Number 99.1	Description Press Release issued by Anthracite Capital, Inc., dated February 4, 2005.